--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset value at that date was $19.93. During the quarter, three $0.115 per share monthly dividends were declared and paid. In addition, three monthly dividends of $0.115 per share were declared and will be paid on October 29, 2004, November 30, 2004, and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of 9.9%. Based on the market price of the fund's shares, which ended the quarter at $17.86, the fund's total return was 9.0% (The fund's common stock is traded on the New York Stock Exchange, and its share price can differ from its net asset value). This compares to the NAREIT Equity REIT Index and Morgan Stanley REIT Preferred Index's total return of 8.2% and 5.7%, respectively. For the nine months ended September 30, 2004, the fund's total return was 14.6% (6.0% based on the market share price), compared to NAREIT Equity REIT Index and Morgan Stanley REIT Preferred Index returns of 14.2% and 4.4%. The fund's asset mix at the end of the quarter was 80% REIT common stocks and 20% preferred and other fixed income investments.

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 18% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise, particularly those who thought that a stronger economy, as evidenced by the March payroll report, and accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self-storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a

--------------------------------------------------------------------------------
                                       1




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................        -9.1%          7.2%        16.3%
Industrial............................        -5.0           7.8         12.8
Office................................        -8.7           0.2          8.9
Office/Industrial.....................        -7.4           0.8          8.2
Diversified...........................         0.0           4.0          4.0
Shopping Center.......................         9.6          13.2          3.6
Apartment.............................        -4.7          -2.7          2.0
Health Care...........................         3.3           2.2         -1.1
Regional Mall.........................        11.6           8.7         -2.9
Manufactured Home.....................       -13.0         -16.7         -3.7
Net Lease.............................        10.8          -6.1        -16.9
All REITs.............................         0.0%          3.8%         3.8%

Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of -6%. Instead the earnings decline shrunk to -2.7%. The consensus expected the industrial REITs to persist in negative territory with a -1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

    Perhaps as important, this jolt in fundamentals has now forced many Wall Street analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings

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                                       2




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, office earnings by 5 percentage points, and mall earnings by 3.3 percentage points since June.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks. In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    The fund's best performing investments during the quarter were in the shopping center and regional mall sectors, which produced total returns of 13.1% and 12.5% respectively, while the worst performing sector for the fund was the manufactured housing sector, which had a -10.3% total return. Shopping center companies Cedar Shopping Centers and Kramont Realty Trust were the fund's best performing holdings, contributing total returns of 23.6% and 18.3% respectively. Laggards during the quarter included Affordable Residential Communities, with a total return of -10.3% and Maguire Properties that had a total return of -0.2%.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged. In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

--------------------------------------------------------------------------------
                                       3




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion, as General Growth has amply demonstrated. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future. The types of companies we remain invested in are those that we view as offering the greatest potential for rising income and that we believe will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding external acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

        Martin Cohen                        Robert H. Steers
        MARTIN COHEN                        ROBERT H. STEERS
        President                           Chairman

                             Joseph M. Harvey
                             JOSEPH M. HARVEY
                             Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4




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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of September 30, 2004, AMPS represented 31% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 70% of our borrowings at an average interest rate of 4.9%, for an average remaining period of 2.7 years (when we first entered into the swaps, the average term was 5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                         LEVERAGE FACTS(a)


Leverage (as % of managed net assets)...............   31%
% Fixed Rate........................................   70%
% Variable Rate.....................................   30%
Average Rate on Swaps...............................  4.9%
Average Term on Swaps...............................  2.7 years
Current Rate on AMPS................................  1.9%

-------------------
(a) Data as of September 30, 2004. Information subject to change.

--------------------------------------------------------------------------------
                                       5

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE          YIELD(a)
                                                 ---------   --------------   ------------
EQUITIES                               144.25%(b)
  COMMON STOCK                         114.91%
    DIVERSIFIED                         13.61%
         Capital Trust -- Class A..............     66,100   $    1,923,510       6.19%
         Colonial Properties Trust.............    582,300       23,420,106       6.66
         Crescent Real Estate Equities Co......  1,396,200       21,976,188       9.53
         iStar Financial.......................    400,500       16,512,615       6.77
         Vornado Realty Trust..................    663,443       41,584,607       4.53
                                                             --------------
                                                                105,417,026
                                                             --------------
    HEALTH CARE                         17.85%
         Health Care Property Investors........  1,190,400       30,950,400       6.42
         Health Care REIT......................    969,625       34,130,800       6.82
         LTC Properties........................    131,200        2,347,168       6.71
         Nationwide Health Properties..........  1,205,300       25,009,975       7.13
         Ventas................................  1,766,500       45,787,680       5.02
                                                             --------------
                                                                138,226,023
                                                             --------------
    HOTEL                                2.46%
         Hospitality Properties Trust..........    389,200       16,537,108       6.78
         Strategic Hotel Capital...............    183,400        2,479,568       6.51
                                                             --------------
                                                                 19,016,676
                                                             --------------
    INDUSTRIAL                           2.93%
         First Industrial Realty Trust.........    614,500       22,675,050       7.43
                                                             --------------
    MORTGAGE                             2.69%
         Newcastle Investment Corp.............    678,528       20,830,810       7.82
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    OFFICE                              32.31%
         Arden Realty..........................    826,800   $   26,937,144       6.20%
         BioMed Realty Trust...................     59,000        1,037,810       6.14
         Brandywine Realty Trust...............  1,140,900       32,492,832       6.18
         CarrAmerica Realty Corp...............  1,010,600       33,046,620       6.12
         Equity Office Properties Trust........  1,314,400       35,817,400       7.34
         Highwoods Properties..................    415,300       10,220,533       6.91
         HRPT Properties Trust.................    635,400        6,983,046       7.64
         Kilroy Realty Corp....................    142,600        5,423,078       5.21
         Mack-Cali Realty Corp.................  1,073,800       47,569,340       5.69
         Maguire Properties....................    604,800       14,702,688       6.58
         Prentiss Properties Trust.............  1,000,200       36,007,200       6.22
                                                             --------------
                                                                250,237,691
                                                             --------------
    OFFICE/INDUSTRIAL                    8.43%
         Liberty Property Trust................  1,065,200       42,437,568       6.12
         Reckson Associates Realty Corp........    794,100       22,830,375       5.91
                                                             --------------
                                                                 65,267,943
                                                             --------------
    RESIDENTIAL                         14.54%
       APARTMENT                        14.12%
         AMLI Residential Properties Trust.....     77,000        2,352,350       6.28
         Archstone-Smith Trust.................    754,100       23,859,724       5.44
         AvalonBay Communities.................    307,200       18,499,584       4.65
         Camden Property Trust.................    366,600       16,936,920       5.50
         Gables Residential Trust..............    586,900       20,042,635       7.06
         Home Properties.......................    361,600       14,304,896       6.27
         Mid-America Apartment Communities.....    309,400       12,051,130       6.01
         Town & Country Trust..................     50,000        1,272,500       6.76
                                                             --------------
                                                                109,319,739
                                                             --------------
       MANUFACTURED HOME                 0.42%
         Affordable Residential Communities....    225,200        3,287,920       8.56
                                                             --------------
         TOTAL RESIDENTIAL.....................                 112,607,659
                                                             --------------
    SELF STORAGE                         0.44%
         Sovran Self Storage...................     87,300        3,420,414       6.18
                                                             --------------

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                                       7

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                     19.34%
       COMMUNITY CENTER                  6.95%
         Cedar Shopping Centers................    200,000   $    2,790,000       6.45%
         Heritage Property Investment Trust....    449,100       13,100,247       7.20
         Kramont Realty Trust..................  1,293,300       24,055,380       6.99
         New Plan Excel Realty Trust...........    222,700        5,567,500       6.60
         Urstadt Biddle Properties -- Class A..    544,000        8,290,560       5.64
                                                             --------------
                                                                 53,803,687
                                                             --------------
       REGIONAL MALL                    12.39%
         Glimcher Realty Trust.................    605,200       14,706,360       7.90
         Macerich Co...........................    807,857       43,050,700       4.58
         Mills Corp............................    737,400       38,248,938       4.59
                                                             --------------
                                                                 96,005,998
                                                             --------------
         TOTAL SHOPPING CENTER.................                 149,809,685
                                                             --------------
    SPECIALTY                            0.31%
         American Campus Communities...........    130,800        2,427,648       7.27
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $658,098,726)..........                 889,936,625
                                                             --------------
  PREFERRED STOCK                       29.34%
    DIVERSIFIED                          5.79%
         Colonial Properties Trust, 8.125%,
            Series D...........................     64,900        1,714,009       7.69
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)(a)...  1,826,000       38,729,460       7.97
         iStar Financial, 7.80%, Series F......     94,600        2,385,812       7.73
         iStar Financial, 7.65%, Series G......     80,000        2,000,000       7.64
                                                             --------------
                                                                 44,829,281
                                                             --------------
    HEALTH CARE                          0.14%
         Omega Healthcare Investors, 8.375%,
            Series D...........................     40,000        1,042,000       8.02
                                                             --------------


-------------------
(a) 410,000 shares segregated as collateral for the interest rate swap transactions.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    HOTEL                                6.25%
         FelCor Lodging Trust, 9.00%,
            Series B...........................    652,500   $   16,704,000       8.79%
         Host Marriott Corp., 10.00%,
            Series B...........................     14,100          368,292       9.57
         Host Marriott Corp., 10.00%,
            Series C...........................     30,700          826,444       9.29
         Host Marriott Corp., 8.875%,
            Series E...........................     10,000          275,600       8.06
         Innkeepers USA Trust, 8.00%,
            Series C...........................     92,000        2,327,600       7.91
         LaSalle Hotel Properties, 10.25%,
            Series A...........................  1,000,000       27,900,000       9.18
                                                             --------------
                                                                 48,401,936
                                                             --------------
    MORTGAGE                             0.19%
         Newcastle Investment Corp., 9.75%,
            Series B...........................     56,000        1,505,840       9.07
                                                             --------------
    OFFICE                               2.54%
         HRPT Properties Trust, 8.75%,
            Series B...........................    120,000        3,272,400       8.03
         Highwoods Properties, 8.625%,
            Series A...........................     13,195       13,764,034       8.27
         Maguire Properties, 7.625%,
            Series A...........................    106,600        2,654,340       7.67
                                                             --------------
                                                                 19,690,774
                                                             --------------
    OFFICE/INDUSTRIAL                    0.05%
         PS Business Parks, 8.75%, Series F....      4,100          109,265       8.22
         ProLogis, 8.54%, Series C.............      4,000          228,625       7.47
                                                             --------------
                                                                    337,890
                                                             --------------
    RESIDENTIAL -- APARTMENT             4.45%
         Apartment Investment & Management Co.,
            8.75%, Series D....................      5,530          139,743       8.67
         Apartment Investment & Management Co.,
            10.10%, Series R...................    950,000       25,336,500       9.37
         Home Properties, 9.00%, Series F......    196,000        5,448,800       8.09
         Mid-America Apartment Communities,
            8.30%, Series H....................    138,100        3,558,837       8.07
                                                             --------------
                                                                 34,483,880
                                                             --------------

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                                       9

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                 OF SHARES       VALUE           YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                      9.93%
       COMMUNITY CENTER                  4.90%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................  1,039,400   $   27,855,920       8.02%
         Federal Realty Investment Trust,
            8.50%, Series B....................    276,300        7,476,678       7.84
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     24,000        2,622,000       7.78
                                                             --------------
                                                                 37,954,598
                                                             --------------
       FREE STANDING                     0.09%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................     25,000          681,250       8.26
                                                             --------------
       OUTLET CENTER                     0.11%
         Chelsea Property Group, 8.375%,
            Series A...........................     14,000          843,500       6.95
                                                             --------------
       REGIONAL MALL                     4.83%
         CBL & Associates Properties, 8.75%,
            Series B...........................    430,000       23,112,500       8.15
         Glimcher Realty Trust, 8.75%,
            Series F...........................     40,000        1,059,600       8.27
         Glimcher Realty Trust, 8.125%,
            Series G...........................     40,000        1,018,000       7.98
         Mills Corp., 9.00%, Series B..........     55,300        1,503,054       8.28
         Mills Corp., 9.00%, Series C..........    159,600        4,389,000       8.18
         Mills Corp., 8.75%, Series E..........     84,000        2,268,000       8.11
         Simon Property Group, 8.75%,
            Series F...........................     30,000          809,700       8.11
         Taubman Centers, 8.30%, Series A......    127,600        3,281,872       8.09
                                                             --------------
                                                                 37,441,726
                                                             --------------
         TOTAL SHOPPING CENTER.................                  76,921,074
                                                             --------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $208,568,719)..........                 227,212,675
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $866,667,445)..........               1,117,149,300
                                                             --------------

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                                       10

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                              PRINCIPAL
                                                                AMOUNT         VALUE
                                                              ----------   --------------
COMMERCIAL PAPER                                      0.36%
         State Street Corp., 1.40%, due 10/01/04
            (Identified cost -- $2,803,000)................   $2,803,000   $    2,803,000
                                                                           --------------
TOTAL INVESTMENTS (Identified
  cost -- $869,470,445).........................    144.61%                 1,119,952,300(a)
LIABILITIES IN EXCESS OF OTHER ASSETS...........     (0.71)%                   (5,505,760)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES: SERIES T, SERIES W,
  SERIES TH, AND SERIES F (Equivalent to $25,000
  per share based on 2,800 shares outstanding
  for Series T, Series W, Series TH and
  Series F).....................................    (36.15)%                 (280,000,000)
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED
  SHARES: SERIES M28 (Equivalent to $25,000 per
  share based on 2,400 shares outstanding)......     (7.75)%                  (60,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES               ------                 --------------
  (Equivalent to $19.93 per share based on
  38,856,074 shares of capital stock
  outstanding)..................................     100.00%                $  774,446,540
                                                     ------                 --------------
                                                     ------                 --------------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $250,481,855 based on cost for federal income tax purposes of $869,470,445. This consisted of aggregate gross unrealized appreciation on investments of $252,228,742 and aggregate gross unrealized depreciation on investments of $1,746,887.

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                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products, UBS AG, Banc of America Securities, and Royal Bank of Canada. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 410,000 shares of Crescent Real Estate Equities Co., 6.75%, Series A as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of September 30, 2004 are as follows:

                                                                                                  UNREALIZED
                                    NOTIONAL      FIXED    FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT       RATE     (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
--------------------------------  ------------   -------   ----------------  ----------------   --------------
Banc of America Securities......    14,000,000   3.2125%       1.6700%       October 2, 2008     $    126,952
Merrill Lynch Derivative
  Products......................    46,000,000   4.5600%       1.6963%         April 5, 2005         (638,319)
Merrill Lynch Derivative
  Products......................    46,000,000   5.2100%       1.6963%         April 5, 2007       (2,457,928)
Merrill Lynch Derivative
  Products......................    46,000,000   5.5800%       1.6963%         April 5, 2009       (3,823,767)
Royal Bank of Canada............    14,000,000   3.6800%       1.8275%       October 22, 2008        (108,525)
UBS AG..........................    24,000,000   4.4500%       1.7600%        April 15, 2005         (319,267)
UBS AG..........................    24,000,000   5.1200%       1.7600%        April 15, 2007       (1,225,241)
UBS AG..........................    24,000,000   5.4950%       1.7600%        April 15, 2009       (1,904,033)
                                                                                                 ------------
                                                                                                 $(10,350,128)
                                                                                                 ------------
                                                                                                 ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2004.

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                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03..............                 $716,083,687            $18.43
    Net investment income..................  $ 33,409,395                  $ 0.86
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................    67,987,165                    1.75
Distributions from net investment income
  to:
    Common shareholders....................   (39,633,196)                  (1.02)
    Preferred shareholders.................    (3,522,420)                  (0.09)
                                                                           ------
    Increase in net assets from preferred
       share offering cost adjustment......       121,909
                                             ------------
Net increase in net asset value............                   58,362,853              1.50
                                                            ------------            ------
End of period: 9/30/2004...................                 $774,446,540            $19.93
                                                            ------------            ------
                                                            ------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                        AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

          SINCE INCEPTION
ONE YEAR     (8/30/02)
--------     ---------
 32.05%       22.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.


                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

   A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

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                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                      COHEN & STEERS
                 REALTY INCOME FUND                                     REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY

         A, B, C AND I SHARES AVAILABLE                      IN REITS

         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                     FOR TOTAL RETURN:                           FOR CAPITAL APPRECIATION:

                      COHEN & STEERS                                     COHEN & STEERS
                       UTILITY FUND                                    REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                      KEY INFORMATION

Robert H. Steers                            INVESTMENT MANAGER
Director and chairman                       Cohen & Steers Capital Management, Inc.
                                            757 Third Avenue
Martin Cohen                                New York, NY 10017
Director and president                      (212) 832-3232

Bonnie Cohen                                FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                    State Street Bank and Trust Company
                                            225 Franklin Street
George Grossman                             Boston, MA 02110
Director
                                            TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                           Equiserve Trust Company
Director                                    250 Royall Street
                                            Canton, MA 02021
Frank K. Ross                               (800) 426-5523
Director
                                            TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                        The Bank of New York
Director                                    100 Church Street
                                            New York, NY 10007
Adam Derechin
Vice president and assistant treasurer      LEGAL COUNSEL
                                            Simpson Thacher & Bartlett LLP
Joseph M. Harvey                            425 Lexington Avenue
Vice president                              New York, NY 10017

Lawrence B. Stoller                         New York Stock Exchange Symbol: RQI
Assistant secretary
                                            Web site: cohenandsteers.com

                                            This report is for shareholder
                                            information. This is not a prospectus
                                            intended for use in the purchase or
                                            sale of fund shares. Past performance
                                            is of course no guarantee of future
                                            results and your investment may be
                                            worth more or less at the time you
                                            sell.

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                                       17

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



[COHEN & STEERS QUALITY INCOME REALTY FUND LOGO]

--------------------------------------------------

                 QUARTERLY REPORT
                SEPTEMBER 30, 2004